Exhibit 10.9
FIRST AMENDMENT TO ASSIGNMENT AND ASSUMPTION OF
AMENDED AND RESTATED AGREEMENT FOR PURCHASE AND SALE

THIS FIRST AMENDMENT TO ASSIGNMENT AND ASSUMPTION OF AMENDED AND RESTATED AGREEMENT OF PURCHASE AND SALE (this "First Amendment") is made and entered into as of July 26, 2012 (the "Effective Date") by and between Ladder Capital Finance LLC, a Delaware limited liability company ("Assignor"), AR Capital, LLC, a Delaware limited liability company ("Assignee"), and Commonwealth Land Title Insurance Corporation (the "Title Company").
WHEREAS, Assignor and Assignee entered into that certain Assignment and Assumption of Amended and Restated Agreement for Purchase and Sale, dated July 19, 2012 (the "Assignment and Assumption Agreement"), wherein Assignor assigned to Assignee all of its right rights, title and interests under that certain Amended and Restated Agreement of Purchase and Sale, dated July 2, 2012 (the "Purchase Agreement") for the purchase of all of the real property described in Section 1(h) thereof (individually, a "Property", collectively, the "Properties"), with RSBR Investments, LLC, RBA Investments, LLC and Overland Properties, LLC ("Seller"), and Assignee accepted such assignment and assumed the obligations of Assignor, as buyer, thereunder.
WHEREAS, Assignor and Assignee mutually desire to modify the Assignment and Assumption Agreement as hereinafter set forth.
WHEREAS, the Title Company hereby desires to become a party to this First Amendment for the limited purposes hereinafter set forth.
NOWTHEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

1.
Recitals; Capitalized Terms. The above recitals are incorporated herein by reference. Any capitalized terms used herein but not defined shall have the meanings ascribed to them in the Assignment and Assumption Agreement.

2.	Modifications.
(a)Assignee and the Title Company shall endeavor to provide Assignor with prior notice of the date upon which a closing on a Property will occur, and the Title Company shall notify Assignor no later than two (2) days after the date upon which a closing on a Property occurred under the Purchase Agreement, which notice shall include the address, the Purchase Price, the Assignment Fee and the date of the Closing for the applicable Property.
(b)Assignee and the Title Company shall cause the closing statement for each closing on a Property to include a line item for the payment of the Assignment Fee to Assignor by Assignee. The amount of such Assignment Fee shall be calculated and provided to the Title Company by Assignee.

(c) The Title Company shall provide Assignor with a copy of the settlement statement applicable to a closing on a Property on the date any such closing occurs.

3.
Ratification. Except as amended by this First Amendment, the Assignment and Assumption Agreement shall remain in full force and effect and all of the provisions thereof are hereby ratified and confirmed in all respects.

4.
Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this First Amendment which are transmitted by electronically shall be valid for all purposes, however any party shall deliver an original signature on this First Amendment to the other party upon request.

IN WITNESS WHEREOF, Assignor and Assignee have caused this First Amendment to be executed as of the date and year first set forth above.
ASSIGNOR:
Ladder Capital Finance LLC, a Delaware limited liability company

By: /s/ David M. Traitel
Name: David M. Traitel
Title: Managing Director

ASSIGNEE:
AR CAPITAL, LLC, a Delaware limited liability company

By: /s/ Edward M. Weil, Jr.
Name: Edward M. Weil, Jr.
Title: President

TITLE COMPANY:
Commonwealth Land Title Insurance Corporation
By:
Name: Title:

(c) The Title Company shall provide Assignor with a copy of the settlement statement applicable to a closing on a Property on the date any such closing occurs.

3.
Ratification. Except as amended' by this First Amendment, the Assignment and Assumption Agreement shall remain in full force an effect and all of the provisions thereof are hereby ratified and confirmed in all respects.i.

4.
Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this First Amendment which are transmitted by electronically shall be valid for all purposes, however any party shall deliver an original signature on this First Amendment to the other party upon request.

IN WITNESS WHEREOF, Assignor and Assignee have caused this First Amendment to be executed as of the date and year first set forth above.
ASSIGNOR:
Ladder Capital Finance LLC, a Delaware limited liability company
By:
Name: Title:
ASSIGNEE:
AR CAPITAL, LLC, a Delaware limited liability company
By:
Name: Title:

TITLE COMPANY:
COMMONWEALTH LAND TITLE INSURANCE CORPORATION
By:
Name: Title: